Exhibit 4.1

XTERA COMMUNICATIONS, INC.

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

AUGUST 1, 2007

XTERA COMMUNICATIONS, INC.

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Second Amended and Restated Investor Rights Agreement (the “Agreement”) is made and entered into as of August 1, 2007 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), (the “Company”), those certain holders of the Company’s Common Stock set forth on Exhibit A attached to this Agreement (individually, a “Common Stockholder,” and collectively, the “Common Stockholders”), and the holders of the Series A-1 Convertible Preferred Stock, par value $0.001 per share (“Series A-1 Preferred Stock”), and the Series B-1 Convertible Preferred Stock, par value $0.001 per share (“Series B-1 Preferred Stock,” and together with the Series A-1 Preferred Stock, the “Preferred Stock”), of the Company set forth on Exhibit B attached to this Agreement (individually, an “Investor” collectively, the “Investors,” and together with the Common Stockholders, the “Stockholders”).

RECITALS

The Company and certain of the Investors are parties to the Series B-1 Preferred Stock Purchase Agreement, dated as of the date of this Agreement (as amended or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Company has agreed to sell, and such Investors have agreed to purchase, shares of Series B-1 Preferred Stock of the Company, subject to certain conditions, including the execution and delivery of this Agreement;

The Company, certain Common Stockholders and certain of the Investors (the “Existing Stockholders”) have previously entered into the Amended and Restated Investor Rights Agreement dated as of August 12, 2003 (the “Prior Agreement”);

The Prior Agreement may be amended, and any provision therein waived, with the consent of the Company, the holders of at least a majority of the Series A-1 Preferred Stock and the holders of a majority of the Common Stock then outstanding and held by the Existing Stockholders;

The Company and the Existing Stockholders, as holders of at least a majority of the Series A-1 Preferred Stock and a majority of the Common Stock then outstanding and held by such Existing Stockholders, desire to amend and restate the Prior Agreement and to accept the rights and obligations created pursuant hereto in lieu of the rights and obligations created under the Prior Agreement;

To induce the Investors to enter into the Purchase Agreement and purchase shares of Series B-1 Preferred Stock thereunder, the Company, the Common Stockholders and the Investors desire to enter into this Agreement to set forth certain rights and obligations of the Stockholders;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

1. RIGHTS OF INVESTORS. The Company hereby grants to each Investor the information rights, registration rights and rights of first offer (collectively the “Investor Rights”) contained herein. Each Investor accepts the Investor Rights, as applicable, and agrees to be bound by the obligations contained herein.

2. INFORMATION RIGHTS.

2.1 Financial Information. The Company will provide each Investor the following reports for so long as such Investor is a holder of a minimum of 2,000,000 shares of Registrable Securities (as defined in Section 3.1):

(a) Annual Reports. As soon as reasonably practicable after the end of each fiscal year, and in any event within 120 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, stockholders’ equity and cash flows of the Company and its subsidiaries, if any, for such year, each prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent auditors selected by the Company’s Board of Directors.

(b) Monthly and Quarterly Reports. As soon as practicable after the end of each month and fiscal quarter, and in any event within thirty (30) days and forty-five (45) days, respectively, thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such period, as well as unaudited consolidated statements of income and cash flows of the Company and its subsidiaries for such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period of (i) the preceding fiscal year and (ii) the Company’s budget for such month or quarter, as applicable, all in reasonable detail and prepared in accordance with generally accepted accounting principles (GAAP) consistently applied.

(c) Annual Budget. As soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a projected operating budget and business plan for the next fiscal year, approved by the Board of Directors, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

(d) Accountant’s Letters. Promptly following receipt by the Company, each audit response letter, accountant’s management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries; and

(e) Notices. Promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations, and inquiries that would reasonably be expected to materially and adversely affect the Company or any of its subsidiaries, if any.

2.2 Inspection. The Company shall permit, and cause each of its subsidiaries, if any, to permit, each Investor and such persons as each Investor may designate, at such Investor’s expense to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information unless the Investor first signs a standard form nondisclosure agreement reasonably acceptable to the Company.

2.3 Assignment of Rights. The rights granted pursuant to this Section 2 may be assigned or otherwise conveyed by each Investor to (i) a transferee or assignee who holds, subsequent to such transfer, not less than 2,000,000 shares of Registrable Securities (as defined in Section 3.1), (ii) a subsidiary, wholly-owned entity, successor entity, parent, affiliate, member or stockholder of a Holder, or (iii) a grantor or beneficiary of a holder of Registrable Securities that is a trust. Notwithstanding the foregoing, the rights granted pursuant to this Section 2 may not be assigned or otherwise conveyed to a competitor of the Company, as reasonably determined by the Board of Directors of the Company. Each Investor shall provide the Company with written notice of any proposed assignment or conveyance of the rights granted pursuant to this Section 2, which shall be delivered no less than 10 business days prior to the proposed date of any such transfer.

2.4 Termination of Certain Rights. The Company’s obligations under this Section 2 will terminate upon the closing of the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed with and declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), covering the offer and sale of securities for the account of the Corporation to the public (A) at a price per share of Common Stock of not less than $3.46028 per share (subject to proportionate adjustment in the event of a stock split, reverse stock split, reclassification or stock dividend), (B) with respect to which the Corporation receives aggregate net proceeds (after deduction of underwriting discounts and commissions) of not less than $75,000,000, and (C) with respect to which such Common Stock is listed for trading on either the New York Stock Exchange or the NASDAQ National Market (the “Company’s Initial Public Registration”). Notwithstanding the foregoing, the covenant set forth in Sections 2.8 hereof shall continue for so long as any Investor Nominee is a member of the Board of Directors.

2.5 Corporate Existence. The Company shall maintain and cause each of its material operating subsidiaries, if any, to maintain, their respective corporate existence.

2.6 Properties, Business Insurance. The Company shall obtain and maintain and cause each of its subsidiaries, if any, to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated.

2.7 Key Person Insurance. Within 45 days after the date hereof, the Company shall obtain and shall thereafter use its best efforts to maintain in effect “key person” term life insurance policies of at least $1,000,000 on the life of each of Jon Hopper and Herve Fevrier, which shall name the Company as beneficiary.

2.8 Directors and Officers’ Insurance. The Company shall, as promptly as practicable following the date hereof, obtain and maintain directors and officers’ liability insurance coverage of at least $3,000,000 per occurrence, covering, among other things, violations of federal or state securities laws.

2.9 Bylaws. The Company shall at all times cause its Bylaws to provide that unless otherwise required by the laws of the State of Delaware, any one director shall have the right to call a meeting of the Board of Directors. The Company shall at all times maintain provisions in its By-laws indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

2.10 Employee Agreements. The Company shall obtain, and shall cause its subsidiaries, if any, to obtain, an Employee Nondisclosure, Noncompetition and Assignment Agreement in a form approved by the Board of Directors from all future officers and employees of the Company or any of its subsidiaries, upon their employment by the Company or any of its subsidiaries. The Company shall obtain appropriate confidentiality and invention assignment agreements for consultants contributing to the Company’s intellectual property.

2.11 Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

2.12 Lock-Up Agreements. The Company will obtain agreements in writing from each holder of stock or options of the Company, as a condition to any issuance of stock or grant of options, agreeing not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares of stock without the consent of the Company’s underwriters, in connection with any public offering of the Company’s capital stock, consistent with the provisions of Section 3.10 below.

2.13 Affiliated Transactions. All transactions by and between the Company and any officer, employee, director or stockholder of the Company or persons controlling, controlled by, under common control with or otherwise affiliated with such officer, employee, director or stockholder shall be conducted on an arm’s-length basis, shall be on terms and conditions no less favorable to the Company than could be obtained from nonrelated persons.

2.14 Publicity. Prior to making any public statements or issuing any press releases with respect to this transaction or otherwise referring to the name “The Wellcome Trust”, the Company shall obtain the prior written approval of The Wellcome Trust Limited, as Trustee of the Wellcome Trust. Additionally, prior to making any public statements or issuing any press releases with respect to this transaction or otherwise referring to the name “Xtera Communications, Inc.”, each Investor shall obtain the prior written approval of the Company; provided, however, that the Investors shall not be required to obtain the prior written approval of the Company in order to disclose the name of the Company on their respective websites and in their disclosures to their respective partners in connection with preparing reports in the ordinary course.

3. REGISTRATION RIGHTS.

3.1 Definitions.

(a) Exchange Act. The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(b) Form S-3. The term “Form S-3” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) Holder. For purposes of this Section 3, the term “Holder” means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Section 3 have been duly assigned in accordance with this Agreement. “Holder” shall also mean the Regents of the University of Michigan, Comerica Bank, Heller Financial Leasing, Inc. and Silicon Valley Bank, but only for purposes of Section 3.3 hereof.

(d) Initiating Holder. The term “Initiating Holder” shall mean any Holder or Holders who in the aggregate are Holders of not less than 50% of the then outstanding Registrable Securities which have not been sold to the public.

(e) Registrable Securities. The term “Registrable Securities” means: (i) all shares of Common Stock held by any Investor, (ii) all shares of Common Stock issued or issuable pursuant to the conversion of the Preferred Stock, (iii) all shares of Common Stock issued or issuable pursuant to the exercise of warrants to purchase Common Stock held by any Investor, (iv) solely for purposes of Section 3.3 hereof, 279,505 shares of Common Stock held by the Regents of the University of Michigan, 2,175 shares of Common Stock issued or issuable pursuant to the exercise of certain warrants to purchase Common Stock held by Comerica Bank, 329 shares of Common Stock issued or issuable pursuant to the exercise of a warrant to purchase Common Stock held by Heller Financial Leasing, Inc., 221,402 shares of Series A-1 Preferred Stock issued or issuable pursuant to the exercise of a warrant to purchase Series A-1 Preferred Stock held by Horizon Technology Funding Company II LLC and 221,402 shares of Series A-1 Preferred Stock issued or issuable pursuant to the exercise of a warrant to purchase Series A-1 Preferred Stock held by Horizon Technology Funding Company III LLC, and (v) any shares of Common Stock or other securities of the Company issued in connection with any stock split, stock dividend, recapitalization or similar event relating to any of the foregoing; excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 3 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act.

(f) Registration. The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

(g) Registration Expenses. “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 3.2, 3.3 and 3.5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and expenses of one counsel for all the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

(h) SEC. The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.

(i) Selling Expenses. “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

3.2 Requested Registration.

(a) Request for Registration by Initiating Holders. If the Company shall receive from an Initiating Holder, at any time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

(i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders of Registrable Securities; and

(ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after written notice from the Company is given under Section 3.2(a)(i) above; provided, however, that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 3.2(a):

(A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

(B) After the Company has effected a total of two (2) such registrations pursuant to Section 3.2 and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed; or

(C) If the Registrable Securities requested by all Holders to be registered pursuant to such request have an anticipated aggregate offering price to the public of less than $10,000,000; or

(D) Prior to the earlier of the date that is three years after the date of this Agreement and the date that is six months after the Company’s Initial Public Registration.

The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 3.2(b) below, include other securities of the Company which are held by officers or directors of the Company, or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company and such other holders shall have no absolute right to include any of its securities in any such registration.

(b) Underwriting; Request by Initiating Holders. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 3.2(a) and the Company shall include such information in the written notice referred to in Section 3.2(a). In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 3.6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of Section 3.2, if the underwriter advises the Company and the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in such proportion (as nearly as practicable) among the Holders pro rata based on the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of the Holders’ Registrable Securities to be included in such underwriting shall not be reduced until all other securities requested to be included in such underwriting have been excluded entirely.

(c) Notwithstanding the foregoing, if the Company shall furnish to the Holders requesting the filing of a registration statement pursuant to Section 3.2(a), a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

3.3 Piggyback Registrations.

(a) Notice. The Company shall notify all Holders of Registrable Securities in writing at least 15 days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding any registration statement relating to any employee benefit plan or a corporate reorganization) and will (subject to Section 3.3(b) hereof) afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 15 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting. If a registration statement under which the Company gives notice under Section 3.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 3.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to each of the Holders of Registrable Securities requesting inclusion of their Registrable Securities in such registration statement, to be allocated among all Holders thereof pro rata based on the amount of Registrable Securities of the Company owned by each Holder and third, to each of the other holders of the Company’s securities, other than the Holders requesting inclusion of their Registrable Securities in such registration statement, to be allocated among such other holders thereof pro rata based on the number of shares owned by each such other holder; provided, however, that the right of the underwriters to exclude Registrable Securities from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below twenty-five percent (25%) of the shares included in the registration, except for a registration relating to the Company’s Initial Public Registration from which all Registrable Securities may be excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

3.4 Expenses of Registration. All Registration Expenses incurred in connection with two demand registrations (pursuant to Section 3.2), all piggyback registrations (pursuant to Section 3.3) and S-3 registrations (pursuant to Section 3.5) shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

3.5 Form S-3 Registration. In case the Company shall receive from one or more Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, provided the number of shares requested to be sold would have an aggregate price to the public of at least $1,000,000, then the Company will:

(a) Notice. Promptly give written notice of the proposed registration and the Holder’s request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) Registration. As soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Holder’s Registrable Securities as are specified in such request together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after written notice from the Company is given under Section 3.5(a) above; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3.5:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for an aggregate of not more than 120 days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period;

(iii) if the Company has already effected two (2) such registrations on Form S-3 pursuant to this Section in any twelve-month period; or

(iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

Subject to the foregoing, the Company shall use its best efforts to file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 3.5 as soon as practicable after receipt of the request the Holders for such registration.

3.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until the distribution is completed, but not more than 180 days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and all amendments and supplements thereto, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, following such notification, promptly deliver to each Holder copies of all amendments or supplements referred to in paragraphs (b) and (c) of this Section 3.6.

(g) Furnish, at the request of any Holder registering Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and if there are no underwriters, to the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters.

3.7 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 3.2, 3.3 or 3.5 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of Registrable Securities.

3.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

3.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 3.2, 3.3 or 3.5:

(a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any grantor or beneficiary of each Holder that is a trust, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 3.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b) By Selling Holders. To the extent permitted by law, each selling Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (as defined in the Securities Act) and any other Holder selling securities under such registration statement or any of such other Holder’s partners, members, directors or officers or any person who controls such underwriter or other Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, member, partner or director, officer or controlling person of such underwriter or other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder by an instrument duly executed by such Holder and stated to be specifically for use in such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, member, officer, director or controlling person of such other Holder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 3.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 3.9(b) in respect of any Violation shall not exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses, or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being held by such Investor, or (ii) the amount equal to the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under Section 3.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 3.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under Section 3.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under Section 3.9.

(d) Survival. The obligations of the Company and Holders under Section 3.9 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

3.10 “Market Stand-Off” Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees, members or partners of the Holder who agree to be similarly bound) for up to 180 days following the date of the final prospectus filed in connection with a registration statement of the Company filed under the Securities Act; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company that covers securities to be sold on its behalf to the public in an underwritten offering (but not to Registrable Securities sold pursuant to such registration statement) and provided, further, that each officer and director of the Company and each 3% or greater stockholders of the Company also agrees to such restrictions. In addition, each Holder agrees to execute any agreement reflecting the foregoing as may be requested by the Company or such underwriters at the time of the underwritten offering. Each Holder agrees to be similarly bound for up to 90 days following the date of the final prospectus filed in connection with any “follow-on” public offering of the Company’s securities taking place within one year of the effective date of the Company’s initial public offering.

The provisions of this Section 3.10 shall be binding upon any transferee or assignee of any Registrable Securities, whether or not such persons are entitled to registration rights pursuant to Section 3.13.

3.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least 50% of the Registrable Securities, which amount shall include the holders of at least a majority of the Series B-1 Preferred Stock, grant any registration rights superior to registration rights of the Holders.

3.12 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

3.13 Assignment of Registration Rights. The rights of a Holder under this Section 3 may be assigned by any Holder in connection with any transfer or assignment by a Holder of Registrable Securities provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such transfer is effected in compliance with the restrictions on transfer contained in the Agreement and in any other agreement between the Company and the Holder, (iii) such assignee or transferee either holds subsequent to such transfer not less than 1,000,000 shares of Registrable Securities or is a subsidiary, wholly-owned entity, successor entity, parent, affiliate, member or stockholder of a Holder, and (iv) such other party agrees in writing with the Company to be bound by all of the provisions of this Section 3.

3.14 Termination of Registration Rights. The registration rights granted pursuant to this Section 3 will terminate as to any Holder upon the earlier to occur of (a) the three-year anniversary following the effective date of the Company’s Initial Public Registration or (b) such time as in the opinion of counsel to the Company a Holder can sell all of its remaining Registrable Securities under Rule 144 during any three (3)-month period.

4. RIGHT OF FIRST OFFER TO SUBSCRIBE TO NEW ISSUANCES.

4.1 General. The Company hereby grants to each Investor the right of first offer to purchase such Investor’s pro rata share (“Pro Rata Share”) of New Securities (as defined in Section 4.2(a)) that the Company may, from time to time, propose to sell and issue. Such Investor’s Pro Rata Share, for purposes of this right of first offer, is the ratio that the number of shares of Common Stock (assuming conversion of all Preferred Stock and securities convertible into Common Stock but not including options or warrants to acquire Common Stock) held by such Investor bears to the total number of shares of Common Stock outstanding immediately prior to the time of issuance of such New Securities (assuming conversion into Common Stock of all outstanding Preferred Stock and any other securities convertible into Common Stock but not including options or warrants to acquire Common Stock). An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates, immediate family members or trusts for any of the foregoing in such proportions as it deems appropriate. This right of first offer shall be subject to the following provisions:

4.2 Certain Definitions. For the purposes of Section 4:

(a) “New Securities” shall mean any Common Stock or any Preferred Stock of the Company, whether or not now authorized, and any rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for Common Stock or Preferred Stock; provided, however, that “New Securities” does not include (i) shares of the Company’s Common Stock issued upon conversion of or with respect to the Preferred Stock or upon exercise or conversion of any securities of the Company already outstanding as of the date on which the first share of Series B-1 was issued; (ii) securities offered to the public pursuant to the Company’s Initial Public Registration; (iii) shares issued pursuant to the acquisition of another unaffiliated corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization, in each case approved by the Board of Directors of the Company (including at least one director designated by the holders of the Series B-1 Preferred Stock), whereby the Company owns not less than 50% of the voting power of the surviving corporation; (iv) shares of the Company’s Common Stock (or related options or warrants) issued to employees, officers, directors, consultants, or other persons performing services for the Company (including, but not by way of limitation, distributors and sales representatives) pursuant to any stock offering, plan, or arrangement approved by the Board of Directors of the Company (including at least one director designated by the holders of the Series B-1 Preferred Stock and at least one director designee of the holders of the Series A-1 Preferred Stock); (v) shares of Common Stock issued to equipment and property lessors, banks, financial institutions and executive search firms in connection with transactions the principal purpose of which is other than the raising of equity capital, in each case as approved by the Board (including each of the Board designees of the Series B-1 Preferred Stock and at least one director designee of the holders of the Series A-1 Preferred Stock); (vi) any other securities issued as to which the Company receives a written consent from the holders of a majority of the outstanding Preferred Stock, which majority shall include the holders of at least a majority of the Series B-1 Preferred Stock, specifically excluding such securities from the ambit of Section 4.1 hereof; or (vii) shares of the Company’s Common Stock issued as a dividend or distribution on Preferred Stock or any event for which adjustment is made pursuant to Section 5(f) or 5(g) of the Company’s Amended and Restated Certificate of Incorporation.

4.3 Mechanics of Right.

(a) Notices; Pro Rata Rights. In the event that the Company proposes to issue New Securities, it shall give each such Investor written notice (the “First Notice”) of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Within 15 days after receipt of the First Notice, each Investor shall give the Company written notice (the “Investor Notice”) of its intention to purchase or obtain, at the price and on the terms specified in the Notice, a number of shares equal to or less than its Pro Rata Share of the New Securities. The Company shall promptly give written notice to each Investor that purchases its Pro Rata Share of the New Securities (a “Fully-Exercising Investor”) of the amount of New Securities, if any, that other Investors do not elect to purchase in response to the First Notice (the “Second Notice”). Each Fully-Exercising Investor shall notify the Company within 15 days of receipt of the Second Notice if it would like to purchase any of the unsubscribed shares and indicate the maximum number of unsubscribed shares it would like to purchase. The Company shall inform the Fully-Exercising Investor of the total number of unsubscribed shares available and provide the Fully-Exercising Investor with an allocation of the unsubscribed shares available to each Fully-Exercising Investor. The allocation of unsubscribed shares for each Fully-Exercising Investor shall be determined by aggregating the number of shares equal to the Pro Rata Share of New Securities of all non-subscribing Investors, and multiplying such aggregate number of shares by a fraction, the numerator of which shall be the number of shares of Common Stock (assuming conversion of all Preferred Stock and securities convertible into Common Stock but not including options or warrants to acquire Common Stock) held by such Fully-Exercising Investor, and the denominator of which shall be the aggregate number of shares of Common Stock (assuming conversion of all Preferred Stock and securities convertible into Common Stock but not including options or warrants to acquire Common Stock) held by all Fully-Exercising Investors.

(b) Company Right. To the extent that the Investors fail to exercise in full the right of first offer as provided in Section 4.3(a) hereof, the Company shall have 90 days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within said 90-day period) the New Securities respecting which the Investors’ rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the First Notice. In the event the Company has not sold the New Securities within said 90-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors in the manner provided above.

(c) No Impairment. An Investor’s failure to exercise this right of first offer on any issuance of New Securities shall not adversely affect the Investor’s right of first offer to purchase subsequent issuances of New Securities.

4.4 Termination. The rights of first offer under this Section 4 shall not apply to and shall terminate upon the closing of the Company’s Initial Public Registration.

4.5 Assignment. The rights of first offer under this Section 4 may be assigned by any Holder in connection with any transfer or assignment by a Holder of Registrable Securities provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such transfer is effected in compliance with the restrictions on transfer contained in the Agreement and in any other agreement between the Company and the Holder, (iii) such assignee or transferee either holds subsequent to such transfer not less than 1,000,000 shares of Registrable Securities (as adjusted for combinations, stock dividends, subdivisions or split-ups) or is a subsidiary, wholly-owned entity, successor entity, parent, affiliate, member or stockholder of a Holder, or a grantor or beneficiary of a Holder that is a trust, and (iv) such other party agrees in writing with the Company to be bound by all of the provisions of this Section 4. Any Holder may transfer the right of first offer under this Section 4 to an affiliate without requirement of any concurrent transfer of Registrable Securities, provided that such affiliate agrees in writing with the Company to be bound by all obligations of this Agreement to which the transferor is subject.

5. LEGENDS.

Each Investor acknowledges that the Company may include the following legends (in addition to any legends required under applicable state securities laws) on each share certificate evidencing any Registrable Securities:

(a) “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE’S SECURITIES LAW. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) “THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OR HIS PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

(c) Any legend required to be place thereon by any other applicable state securities laws.

6. MISCELLANEOUS.

6.1 Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted transferees and permitted assigns of the parties.

6.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to contracts made and to be performed entirely within that state between residents of that state.

6.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument. Facsimile copies of executed signature pages hereto shall be deemed binding originals hereunder.

6.4 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Stock Splits, etc. All share numbers used in this Agreement are subject to adjustment in the case of any stock split, reverse stock split, combination or similar events.

6.6 Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (i) the date of delivery by facsimile, or (ii) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or (iii) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party’s signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. Notwithstanding the foregoing, all notices for delivery outside the United States shall be sent by facsimile (in which case said notice shall be deemed effective as of the next business day following the date of transmission) or nationally recognized courier (in which case said notice shall be deemed effective as of the fifth day following the date of mailing). Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the Chief Executive Officer.

6.7 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party against whom enforcement of such amendment or waiver is sought; provided, however that with respect to any Investor, the consent of the holders of more than 50% of the Registrable Securities shall be sufficient to bind any and all Investors, which percentage must include the holders of at least a majority of the Series B-1 Preferred Stock.

6.9 Severability. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

6.10 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

6.11 Further Assurances. From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

6.12 Waiver of Preemptive Rights. For good and valuable consideration, the receipt of which is hereby acknowledged, each Investor who is a party to the Prior Agreement hereby waives, solely with respect to the sales of Preferred Stock by the Company to the Investors pursuant to the Purchase Agreement, any and all preemptive rights and associated rights of notice accruing to such Investor pursuant to Section 4 of the Prior Agreement, and further acknowledges that the execution of this Agreement by the holders of more than 50% of the Registrable Securities (as defined in the Prior Agreement) shall act as a valid waiver of such rights on behalf of all such Investors pursuant to Section 6.8 of the Prior Agreement.

6.13 Aggregation of Shares. The Registrable Securities held by any affiliated entities or persons of an Investor shall be aggregated with such Investor’s Registrable Securities solely for purposes of determining whether or not any right granted hereunder is applicable to such Investor.

6.14 Termination of Prior Agreement. The Prior Agreement is hereby amended and restated in its entirety and shall be of no further force or effect.

6.15 Trustee Liability. With respect to its signatory capacity and liability as the trustee of The Wellcome Trust, The Wellcome Trust Limited (the “Trustee”), enters into this Agreement in its capacity as the trustee for the time being of The Wellcome Trust but not otherwise and it is hereby agreed and declared that notwithstanding anything to the contrary contained or implied in this Agreement:

(a) the obligations incurred by the Trustee under or in consequent of this Agreement shall be enforceable against it or the other trustees of The Wellcome Trust from time to time; and

(b) the liabilities of the Trustee (or such other trustees as are referred to in paragraph (a) above) in respect of such obligations shall be limited to such liabilities as can, and may lawfully and properly be met out of the assets of The Wellcome Trust for the time being in the hands or under the control of the Trustee or such other trustees.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date first above written.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Jon R. Hopper
Jon R. Hopper
President and Chief Executive Officer

Address:	500 W. Bethany Drive,
Suite 100 Allen, TX 75013

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ S Robertson
Name:	Sandra Robertson
Title:	Co-Head of Portfolio Management

Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

By:	/s/ C. Richard Kramlich
Name:	C. Richard Kramlich
Title:	General Partner

Address:	1119 St. Paul St.
Baltimore, MD 21202

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, L.P.
Its General Partner

By:	/s/ C. Richard Kramlich
Name:	C. Richard Kramlich
Title:	General Partner

Address:	1119 St. Paul St.
Baltimore, MD 21202

NEA VENTURES 2000, L.P.

By:	/s/ Cindy Crnkovich
Name:	Cindy Crnkovich
Title:	Vice President

Address:	1119 St. Paul St.
Baltimore, MD 21202

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV A, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

SEVIN ROSEN FUND VII L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND L.P.

By	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

COMMUNICATIONS VENTURES IV, L.P.
By:	ComVen IV, L.L.C
Its General Partner

By:	/s/ ComVen IV, LLC
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto. CA 94301

COMMUNICATIONS VENTURES IV CEO FUND, L.P.
By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, LLC
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMMUNICATION VENTURES IV ENTREPRENEURS’ FUND, L.P.
By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, LLC
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA94301

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

UC BERKELEY FOUNDATION

By:	/s/ Patrick O’Leary
Name:	Patrick O’Leary
Title:	Vice President

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

By:	/s/ Loraine Binion
Name:	Loraine Binion
Title:	Interim Treasurer

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

SERIES A-l STOCKHOLDERS:

INTERWEST INVESTORS Q, VIII, LP

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

Address:

INTERWEST INVESTORS VII, LP

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

Address:

INTERWEST INVESTORS VIII, LP

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

Address:

INTERWEST PARTNERS VII, LP

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

Address:

INTERWEST PARTNERS VIII, LP

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

Address:

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

HAYDEN H. HARRIS LIVING TRUST DTD 3-6-98

By:	/s/ Hayden Harris
Name:	Hayden Harris
Title:	Trustee

Address:

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

[signature block for entities]:	LONDON PACIFIC ASSURANCE LIMITED
(print name of entity)

	By:	/s/ Robert A. Cornman
	Name:	Robert A. Cornman
	Title:	Director

[signature block for individuals]:
(signature)

Print Name:

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

[signature block for entities]:
(print name of entity)

By:
Name:
Title:

[signature block for individuals]:	/s/ JR Adox
(signature)

Print Name:	James R. Adox

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

CURRENT VENTURES II LIMITED

By:	/s/ Peter T. Mok
Name:	Peter T. Mok
Title:	Managing General Partner

Address:	225 Santa Clara Street, Suite 968
San Jose, CA 95113

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford H. Higgerson

Address:

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

[signature block for entities]:
(print name of entity)

By:
Name:
Title:

[signature block for individuals]:	/s/ Patrick Ennis
(signature)

Print Name:	Patrick Ennis

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

EDF VENTURES I, LIMITED PARTNERSHIP

By:	Enterprise Ventures, Limited Partnership,
Its General Partner

By:	EDM, Inc.,
Its General Partner

	By:	/s/ Beau D. Laskey
Beau D. Laskey
Vice President and Secretary

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

THE INFRASTRUCTURE FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

THE INFRASTRUCTURE CO-INVEST FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

THOMAS S. PORTER RESTATED
TRUST DTD. 11-14-05

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:	200 Orchard Hills Dr.
Ann Arbor, MI 48104

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

[signature block for entities]:
(print name of entity)

By:
Name:
Title:

[signature block for individuals]:	/s/ John Teegen
(signature)

Print Name:	John Teegen

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

[signature block for entities]:	NORTHGATE PARTNERS,
a Delaware Multiple Series LLC
(print name of entity)

	By:	/s/ Mark Harris
	Name:	Mark Harris
	Title:	Managing Manager

[signature block for individuals]:
(signature)

Print Name:

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:
STAR GROWTH ENTERPRISE, A GERMAN CIVIL LAW PARTNERSHIP (WITH LIMITATION OF LIABILITY)
By: SVM Star Ventures Managementgesellschaft mbH Nr. 3
Title: Managing Partner

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Managing Director

Address:	Possartstrasse 9
D-81679 Munich, Germany
Fax No.:	+49-89-419-43030
Attn:	Andreas Hofbauer

SVE STAR VENTURES ENTERPRISES GMB & CO. NO. IX KG
By: SVM Star Ventures Managementgesellschaft mbH Nr. 3
Title: Managing Partner

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Managing Director

Address:	Possartstrasse 9
D-81679 Munich, Germany
Fax No.:	+49-89-419-43030
Attn:	Andreas Hofbauer

STAR MANAGEMENT OF INVESTMENTS NO.II (2000) L.P.
By: SVM Star Venture Capital Management Ltd.

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Director

Address:	11 Galgaley Haplada Street
Herzelia Pituach 46733, Israel
Fax No.:	+972-9-9617111
Attn:	Tami Gilboa-Arbel

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

SVM STAR VENTURES
MANAGEMENTGESELLSCHAFT MBH NR. 3

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Managing Director

Address:	Possartstrasse 9
D-81679 Munich, Germany
Fax No.:	+49-89-419-43030
Attn:	Andreas Hofbauer

SVM STAR VENTURES
MANAGEMENTGESELLSCHAFT MBH NR. 3 & CO. BETEILIGUNGS KG NR. 3
By: SVM Star Ventures Managementgesellschaft mbH Nr. 3
Title: Managing Partner

By:	/s/ Meir Barel
Name:	Dr. Meir Barel
Title:	Managing Director

Address:	Possartstrasse 9
D-81679 Munich, Germany
Fax No.:	+49-89-419-43030
Attn:	Andreas Hofbauer

[SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

INVESTORS

Common Stockholders

Aether Partners L.P.

ARCH Entrepreneurs Fund, L.P.

ARCH Venture Fund III LP

ARCH Venture Fund IV LP

Jon Bayless

Centerpoint Venture Fund III (Q), L.P.

Centerpoint Venture Fund III, L.P.

Comventures IV CEO Fund L.P.

ComVentures IV Entr. Fund L.P.

ComVentures IV L.P.

EDF Ventures L.P.

Patrick Ennis

Enterprise Dev. Fund II LP

Deitrich Erdmann

Hook Communications Partners LP

Hook Partners V LP

Infrastructure Co-Invest Fund LP

Infrastructure Fund L.P.

Mohr Seed Capital II LP

New Enterprise Associates 10 L.P.

New Enterprise Associates 9 L.P.

Rho Management Trust I

Rho Ventures IV (QP) L.P.

Rho Ventures IV GmbH & CO. Beteiligungs KG

Rho Ventures IV L.P.

Sevin Rosen Fund VII L.P.

Sevin Rosen VII Affiliates Fund L.P.

Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)

Star Management of Investments No. II (2000) L.P.

Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3

SVE Star Ventures Enterprises GmbH & Co. No. IX KG

SVM Star Ventures Managementgesellschaft mbH Nr. 3

Thomas A. Kelley & Associates Profit Sharing Plan

Trellis Partners II L.P.

UNC Investment Fund LLC

University of California Berkeley Foundation

University of Illinois Foundation

University Technology Investors

WS Investment 99B

1

Series A-l Investors

Access Technology Partners

James Adox

Aether Partners L.P.

Aaron Alter

Americanbuoy & Co.

ARCH Entrepreneurs Fund, L.P.

ARCH Venture Fund III LP

ARCH Venture Fund IV LP

ARCH Venture Fund IVA L.P.

ARCH Venture Fund VI, L.P.

Jon Bayless

Anand Bellary

Donald Don Brooks

Thomas Brooks

Centerpoint Venture Fund III (Q), L.P.

Centerpoint Venture Fund III, L.P.

Comventures IV CEO Fund L.P.

ComVentures IV Entr. Fund L.P.

ComVentures IV L.P.

Cronus & Co.

Current Ventures II L.P.

Dow Chemical Company

Drutan Investments Ltd.

EDF Ventures L.P.

Patrick Ennis

Enspire Capital Limited

Enterprise Dev. Fund II LP

Deitrich Erdmann

Fullpath Nominess Limited

Hambrecht & Quist California

Hayden H. Harris Living Trust DTD 3-6-98

Clifford Higgerson

Hook Communications Partners LP

Hook Partners V LP

Infrastructure Co-Invest Fund LP

Infrastructure Fund L.P.

InterWest Investors Q VIII

InterWest Investors VII

InterWest Investors VIII

InterWest Partners VII

InterWest Partners VIII

Anthony Jeffries

JP Morgan Partners (BHCA)

Judith A. Thompson Living Trust UTA March 12 1998

Kummell Investments Limited

2

Beau Laskey

Mary L. Campbell Trust

Mohr Seed Capital II LP

New Enterprise Associates 9 L.P.

New Enterprise Associates 10 L.P.

Northgate Partners, a Delaware Multiple Series LLC

Rahn Group

Ram Rao

Sena Reddy

Rell Family Partners Limited

Rho Management Trust I

Rho Ventures IV (QP) L.P.

Rho Ventures IV GmbH & CO. Beteiligungs KG

Rho Ventures IV L.P.

Dave Segre

Sevin Rosen Fund VII L.P.

Sevin Rosen VII Affiliates Fund L.P.

Sam Srinivasan

Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)

Star Management of Investments No. II (2000) L.P.

Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3

Sunny Century LLP

SVE Star Ventures Enterprises GmbH & Co. No. IX KG

SVM Star Ventures Managementgesellschaft mbH Nr. 3

John Teegen

Thomas A. Kelley & Associates Profit Sharing Plan

Thomas S. Porter Restated Trust dated 7-31-98

Tose Holdings Limited

Trellis Partners II L.P.

UNC Investment Fund LLC

University of California Berkeley Foundation

University of Illinois Foundation

University Technology Investors

Isaac Vaughn

WS Investment 99B

Series B-l Investors

The Wellcome Trust Limited, as Trustee of The Wellcome Trust

New Enterprise Associates 10, L.P.

New Enterprise Associates 9, L.P.

ARCH Venture Fund III, L.P.

ARCH Venture Fund IV, L.P.

ARCH Venture Fund IVA, L.P.

ARCH Entrepreneurs Fund, L.P.

ARCH Venture Fund VI, L.P.

Beau D. Laskey

3

Clifford Higgerson

Hayden H. Harris Living Trust DTD 3-6-98

James R. Adox

Northgate Partners, a Delaware Multiple Series LLC

Patrick Ennis

Thomas S. Porter Restated Trust DTD 11-14-05

Trellis Partners II, L.P.

UC Berkeley Foundation

London Pacific Assurance Limited

EDF Ventures II, Limited Partnership

The Infrastructure Fund, LP

The Infrastructure Co-Invest Fund, LP

4

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of March 28, 2008 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), certain of the holders of the Company’s Series A-1 Convertible Preferred Stock, par value $0.001 per share (“Series A-1 Preferred Stock”), and certain of the holders of the Company’s Series B-1 Convertible Preferred Stock, par value $0.001 per share (“Series B-1 Preferred Stock”), all as set forth on Schedule A attached to this Agreement (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Agreement (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company, certain of the holders of the Common Stock and each of the holders of Series A-1 Preferred Stock and Series B-1 Preferred Stock previously entered into that certain Second Amended and Restated Investor Rights Agreement, dated August 1, 2007, as amended (the “Investor Rights Agreement”);

WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger dated as of March 28, 2008 by and among the Company, Meriton Acquisition Corp., and Meriton Networks, Inc. (the “Merger Agreement”), each New Investor shall receive shares of Series B-1 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Merger Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Investor Rights Agreement;

WHEREAS, Section 6.8 of the Investor Rights Agreement provides that it may only be amended with the written consent of the party against whom enforcement of such amendment is sought; provided that the consent of the holders of more than 50% of the Registrable Securities (as defined in the Investor Rights Agreement) is sufficient to bind the holders of Series A-1 Preferred Stock and Series B-1 Preferred Stock (which majority must include the holders of a majority of the shares of the Series B-1 Preferred Stock); and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Investor Rights Agreement, desire to amend the Investor Rights Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Investor Rights Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Investor Rights Agreement as a Series B-1 Investor, and each New Investor shall be deemed an Investor (as such term is defined the Investor Rights Agreement) for all purposes contained in the Investor Rights Agreement.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Entire Agreement. The Investor Rights Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

47

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY: XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partners Its general Partner

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	General Partner

Address:	1119 St Paul Street Baltimore, MD 21202

NEW ENTERPRISE ASSOCIATES 9, LIMITED PARTNERSHIP

By:	NEA Partners 9, Limited Partners Its general Partner

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	General Partner

Address:	1119 St. Paul Street Baltimore, MD 21202

NEA VENTURES 2000, L.P.

By:	/s/ Pamela J. Clark
Name:	Pamela J. Clark
Title:	General Partner

Address:	1119 St Paul Street Baltimore, MD 21202

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

CSK-VC SUSTAINABILITY INVESTMENT FUND

By:	CSK VENTURE CAPITAL CO., LTD., Its Investment Manager

By:	/s/ Hiromichi Tabata
Name:	Hiromichi Tabata
Title:	President & CEO

Address:

5th Fl, Riviera Minami Aoyama Building 3-3-3 Minami-Aoyama, Minato-ku, Tokyo, 107-0062 JAPAN Attn: Alessandro Araldi Tel: +81 -(0)3-5771-6411 Fax: +81 -(0)3-5771-6412 E-mail: aaraldi@cskvc.co.jp

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

CONSENTING INVESTORS: THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	Managing Director

Address:	215 Euston Road London NW1 2BE United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

CLIFFORD H. HIGGERSON

/s/ Clifford H. Higgerson

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

COMVENTURES IV, L.P.

By:	ComVen IV, L.L.C Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue Palo Alto, CA 94301

COMVENTURES IV CEO FUND, L.P.

By:	ComVen IV, L.L.C. Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue Palo Alto, CA 94301

COMVENTURES IV ENTREPRENEURS’ FUND, L.P.

By:	ComVen IV, L.L.C. Its General Partner

By:	/s/ ComVen IV, L.L.C.
Title:	VP and General Counsel

Address:	305 Lytton Avenue Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

ATLAS VENTURE FUND VI, L.P. ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:	Atlas Venture Associates VI L.P. their general partner
By:	Atlas Venture Associates VI, Inc. its general partner

By:	/s/ Atlas Venture Associates VI, Inc.
Vice President

ATLAS VENTURE FUND VI GMBH & CO, KG

By:	Atlas Venture Associates VI, L.P its managing limited partner
By:	Atlas Venture Associates VI, Inc. its general partner

By:	/s/ Atlas Venture Associates VI, Inc.
Vice President

Address:	890 Winter Street Suite 320 Waltham, MA 02451

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

By:	/s/ Mark G. Cipriano
Name:	Mark G. Cipriano
Title:	Managing Limited Partner

By:	/s/ Edward Braginsky
Name:	Edward Braginsky
Title:	Managing Limited Partner

Address:

Christopher Cobbold TVM Capital Maximilianstr. 35, Entrance C D-80539 Munich Germany

With a copy to:

Stefan Fischer TVM Capital Maximilianstr. 35, Entrance C D-80539 Munich Germany

and to:

Mark G. Cipriano TVM Capital 101 Arch Street, Suite 1950 Boston, MA 02110

USA

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EDF VENTURES II, LIMITED PARTNERSHIP

By:	Enterprise Ventures II, Limited Partnership, Its General Partner

By:	EDM II, Inc., Its General Partner

By:	/s/ Linda M. Fingerle
Name:	Linda M. Fingerle
Title:	CFO, Asst. Secretary and Asst. Treasurer

EDF VENTURES I, LIMITED PARTNERSHIP

By:	Enterprise Ventures, Limited Partnership, Its General Partner

By:	EDM, Inc., Its General Partner

By:	/s/ Linda M. Fingerle
Name:	Linda M. Fingerle
Title:	CFO, Asst. Secretary and Asst. Treasurer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

ACCEL EUROPE L.P.

By:	Accel Europe Associates L.P., Its General Partner

By:	Accel Europe Associates L.L.C. Its General Partner

By:	/s/ Accel Europe L.P.
Attorney in Fact

ACCEL EUROPE INVESTORS 2003 L.P.

By:	Accel Europe Associates L.L.C. Its General partner

By:	/s/ Accel Europe Investors 2003 L.P.
Attorney in Fact

Address:	Accel Partners 16 St. James St. London SW1A 1ER, United Kingdom Phone: 011 44 20 7170 1000 Facsimile: 011 44 20 7170 1099

With a copy to:

Richard Zamboldi Accel Partners 428 University Avenue Palo Alto, CA 94301 Phone: (650) 614-4800 Facsimile: (650) 614-4880 E-mail: rzamboldi@accel.com

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV A, L.P.

By:	ARCH Venture Partners IV, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SEVIN ROSEN FUND VII L.P.

By:	SRB ASSOCIATES VII L.P., Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670 Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND L.P.

By:	SRB ASSOCIATES VII L.P., Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670 Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President

Address:	13455 Noel Rd., Suite 1670 Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

QUESTER VENTURE PARTNERSHIP acting by its general partner Quester Venture GP Ltd

By:	/s/ Sergio Len
Name:	Sergio Len
Title:	Director

QUESTER VCT 4 PLC acting by its Manager Spark Venture Management Ltd.

By:	/s/ Sergio Len
Name:	Sergio Len
Title:	Director

QUESTER VCT 5 PLC acting by its Manager Spark Venture Management Ltd.

By:	/s/ Sergio Len
Name:	Sergio Len
Title:	Director

Address:	Spark Venture Management Limited 33 Glasshouse Street London W1B 5DG

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW INVESTORS: VANTAGEPOINT VENTURE PARTNERS IV (Q), LP by VantagePoint Venture Associates IV, LLC its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

Address:	VantagePoint Venture Partners 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066

Facsimile:

VANTAGEPOINT VENTURE PARTNERS IV, LP by VantagePoint Venture Associates IV, LLC its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

Address:	VantagePoint Venture Partners 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066

Facsimile:

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP by VantagePoint Venture Associates IV, LLC its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

Address:	VantagePoint Venture Partners 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066

Facsimile:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS: NEWBURY VENTURES III, LP

By:	/s/ David J. Kapnick
Name:	David J. Kapnick
Title:	Chief Financial Officer
Address:	255 Shoreline Drive Suite 520 Redwood Shores, CA 94065
Facsimile:	(650) 595-2442

Newbury Ventures III GmbH & Co. KG

By:	/s/ David J. Kapnick
Name:	David J. Kapnick
Title:	Chief Financial Officer
Address:	255 Shoreline Drive Suite 520 Redwood Shores, CA 94065
Facsimile:	(650) 595-2442

NEWBURY VENTURES CAYMAN III, LP

By:	/s/ David J. Kapnick
Name:	David J. Kapnick
Title:	Chief Financial Officer
Address:	255 Shoreline Drive Suite 520 Redwood Shores, CA 94065
Facsimile:	(650) 595-2442

NEWBURY VENTURES EXECUTIVES III, LP

By:	/s/ David J. Kapnick
Name:	David J. Kapnick
Title:	Chief Financial Officer
Address:	255 Shoreline Drive Suite 520 Redwood Shores, CA 94065
Facsimile:	(650) 595-2442

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

JERUSALEM VENTURE PARTNERS IV, L.P.		JERUSALEM VENTURE PARTNERS IV-A, L.P.

By:	/s/ Jerusalem Venture Partners IV, L.P.	By:	/s/ Jerusalem Venture Partners IV-A, L.P.
Name:		Name:
Title:		Title:

Address:	7 West 22nd Street, 7th Floor New York, NY 10010	Address:	7 West 22nd Street, 7th Floor New York, NY 10010

JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.		JERUSALEM VENTURE PARTNERS IV (ISRAEL), L.P.

By:	/s/ Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.	By:	/s/ Jerusalem Venture Partners IV (Israel), L.P.
Name:		Name:
Title:		Title:

Address:	7 West 22nd Street, 7th Floor New York, NY 10010	Address:	Jerusalem Technology Park, Bldg. 1 Malha, Jerusalem 91487 ISRAEL

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW INVESTORS: VENTURE COACHES FUND LP by its General Partner, Venture Coaches Limited

By:	/s/ Claude Haw
Name:	Claude Haw
Title:	President

Address:	555 Legget Dr., Tower B, Suite 830 Kanata, ON K2K 2X3 CANADA
Telephone:	(613) 271-1500
Facsimile:	(613) 270-1505

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW INVESTORS: KLAUS BUSCH

	By:	/s/ Klaus Busch
Witness

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW INVESTORS: MICHAEL PASCOE

	By:	/s/ Michael Pascoe
Witness		Michael Pascoe

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW INVESTORS: THE VENGROWTH INVESTMENT FUND INC.

By:	/s/ Patrick DiPietro
Name:	Patrick DiPietro
Title:	Managing General Partner

By:	/s/ Jay Heller
Name:	Jay Heller
Title:	General Partner

Address:	c/o VenGrowth Capital Management Inc. 411 Legget Drive, Suite 705 Kanata, Ontario Canada K2K 3C9 Attention: Pat DiPietro
Facsimile:	(613) 591-7377

With a copy to:

Address:	c/o VenGrowth Capital Management Inc. 105 Adelaide Street, West Suite 1000 Toronto, Ontario Canada M5H 1P9
Facsimile:	(416) 971-6519

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW INVESTORS: THE VENGROWTH II INVESTMENT FUND INC.

By:	/s/ Patrick DiPietro
Name:	Patrick DiPietro
Title:	Managing General Partner

By:	/s/ Jay Heller
Name:	Jay Heller
Title:	General Partner

Address:	c/o VenGrowth Capital Management Inc. 411 Legget Drive, Suite 705 Kanata, Ontario Canada K2K 3C9 Attention: Pat DiPietro
Facsimile:	(613) 591-7377

With a copy to:

Address:	c/o VenGrowth Capital Management Inc. 105 Adelaide Street, West Suite 1000 Toronto, Ontario Canada M5H 1P9 Attention: Jay Heller
Facsimile:	(416) 971-6519

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW INVESTORS: THE VENGROWTH III INVESTMENT FUND INC.

By:	/s/ Patrick DiPietro
Name:	Patrick DiPietro
Title:	Managing General Partner

By:	/s/ Jay Heller
Name:	Jay Heller
Title:	General Partner

Address:	c/o VenGrowth Capital Management Inc. 411 Legget Drive, Suite 705 Kanata, Ontario Canada K2K 3C9 Attention: Pat DiPietro
Facsimile:	(613) 591-7377

With a copy to:

Address:	c/o VenGrowth Capital Management Inc. 105 Adelaide Street, West Suite 1000 Toronto, Ontario Canada M5H 1P9 Attention: Jay Heller
Facsimile:	(416) 971-6519

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

NEW INVESTORS: DESJARDINS VENTURE CAPITAL, L.P., formerly known as ID, Limited Partnership herein acting by Desjardins Venture Capital Inc., its general partner

By:	/s/ Luc Menard
Name:	Luc Menard
Title:	Sector Director

By:	/s/ Leon Lajoie
Name:	Leon Lajoie
Title:	Investment Director

Address:	2 Complexe Desjardins Suite 1717 Montreal, Quebec Canada H5B 1B8
Facsimile:	(514) 281-7808

COUNTERPART SIGNATURE TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SCHEDULE A

CONSENTING INVESTORS

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

NEW ENTERPRISE ASSOCIATES 10, L.P.

NEW ENTERPRISE ASSOCIATES 9, L.P.

ARCH VENTURE FUND III, L.P.

ARCH VENTURE FUND IV, L.P.

ARCH ENTREPRENEURS FUND, L.P.

ARCH VENTURE FUND IV A, L. P.

ARCH VENTURE FUND VI, L.P.

SEVIN ROSEN FUND VII, L.P.

SEVIN ROSEN VII AFFILIATES FUND, L.P.

COMVENTURES IV, L.P.

COMVENTURES IV CEO FUND, L.P.

COMVENTURES IV ENTREPRENEURS’ FUND, L.P.

EDF VENTURES II, LIMITED PARTNERSHIP

EDF VENTURES I, LIMITED PARTNERSHIP

REGENTS OF THE UNIVERSITY OF MICHIGAN

ACCEL EUROPE L.P.

ACCEL EUROPE INVESTORS 2003 L.P.

ATLAS VENTURE FUND VI, L.P.

ATLAS VENTURE FUND VI GMBH & CO. KG

ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

QUESTER VENTURE PARTNERSHIP

QUESTER VCT 4 PLC

QUESTER VCT 5 PLC

LAGO VENTURES FUND ONE LIMITED

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

CSK-VC SUSTAINABILITY INVESTMENT FUND

2

SCHEDULE B

NEW INVESTORS

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP

VANTAGEPOINT VENTURE PARTNERS IV, LP

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP

NEWBURY VENTURES III, LP

NEWBURY VENTURES III GMBH & Co. KG

NEWBURY VENTURES CAYMAN III, LP

NEWBURY VENTURES EXECUTIVES III, LP

DESJARDINS VENTURE CAPITAL, L.P.

JERUSALEM VENTURE PARTNERS IV, L.P.

JERUSALEM VENTURE PARTNERS IV-A, L.P.

JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.

JERUSALEM VENTURE PARTNERS IV (ISRAEL), L.P.

VENTURE COACHES FUND LP

KLAUS BUSCH

MICHAEL PASCOE

THE VENGROWTH INVESTMENT FUND INC.

THE VENGROWTH II INVESTMENT FUND INC.

THE VENGROWTH III INVESTMENT FUND INC.

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 5 TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of September 23, 2011 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-3 Convertible Preferred Stock, par value $0.001 per share (“Series A-3 Preferred Stock”), certain of the holders of the Company’s Series B-3 Convertible Preferred Stock, par value $0.001 per share (“Series B-3 Preferred Stock”) and certain of the holders of the Company’s Series C-3 Convertible Preferred Stock, par value $0.001 per share (“Series C-3 Preferred Stock”), all as set forth on Schedule A attached to this Amendment (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Amendment (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company, certain of the holders of the Common Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock previously entered into the Second Amended and Restated Investor Rights Agreement, dated August 1, 2007, as amended (the “Investor Rights Agreement”);

WHEREAS, Section 6.8 of the Investor Rights Agreement provides that it may only be amended with the written consent of the party against whom enforcement of such amendment is sought; provided that the consent of the holders of more than 50% of the Registrable Securities (as defined in the Investor Rights Agreement) is sufficient to bind the holders of Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock (which majority must include the holders of a majority of the shares of the Series C-2 Preferred Stock);

WHEREAS, pursuant to the terms of that certain Series D-3 Preferred Stock Purchase Agreement, by and among the Company and the Investors purchasing shares of the Company’s Series D-3 Preferred Stock, par value $0.001 per share (the “Series D-3 Preferred Stock”) dated on or about the date hereof (the “Purchase Agreement”), participating Investors exchanged their shares of Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock for shares of Series A-3 Preferred Stock, Series B-3 Preferred Stock and Series C-3 Preferred Stock;

WHEREAS, pursuant to the Amended and Restated Certificate of Incorporation of the Company as filed with the Delaware Secretary of State on September 22, 2011, each share of Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock outstanding on September 24, 2011 shall automatically convert into Common Stock;

WHEREAS, pursuant to the Purchase Agreement, each New Investor shall receive shares of Series D-3 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Investor Rights Agreement; and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Investor Rights Agreement, desire to amend the Investor Rights Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Investor Rights Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Investor Rights Agreement as a Series D-3 Investor, and each New Investor shall be deemed an Investor (as such term is defined the Investor Rights Agreement) for all purposes contained in the Investor Rights Agreement.

2. Amended Provisions. The Investor Rights Agreement is hereby amended such that:

Section 3.1(e) Registrable Securities is hereby replaced in its entirety with the following:

“(e) Registrable Securities. The term “Registrable Securities” means: (i) all shares of Common Stock held by any Investor, (ii) all shares of Common Stock issued or issuable pursuant to the conversion of the Series A-3 Preferred Stock, Series B-3 Preferred Stock, Series C-3 Preferred Stock and Series D-3 Preferred Stock (collectively, the “Preferred Stock”), (iii) all shares of Common Stock issued or issuable pursuant to the exercise of warrants to purchase Common Stock held by any Investor, (iv) solely for purposes of Section 3.3 hereof, shares of Common Stock held by or issuable upon the exercise of warrants or conversion of Preferred Stock held by certain financial and educational institutions, and (v) any shares of Common Stock or other securities of the Company issued in connection with any stock split, stock dividend, recapitalization or similar event relating to any of the foregoing; excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Section 3 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act.”

The references to “Series C-2” in Clause (i) and Clause (vi) of Section 4.2(a) New Securities and in Section 6.8 Amendments and Waivers are hereby replaced with the term “Series D-3.”

All other references to “Series A-2” not otherwise amended herein are hereby replaced with the term “Series A-3.”

All other references to “Series B-2” not otherwise amended herein are hereby replaced with the term “Series B-3.”

All other references to “Series C-2” not otherwise amended herein are hereby replaced with the term “Series C-3.”

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

5. Entire Agreement. The Investor Rights Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect

75

of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

Signature Pages Follow

76

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY: XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS: ACCEL EUROPE L.P.

By:	Accel Europe Associates L.P.
its General Partner
By:	Accel Europe Associates L.L.C.
its General Partner

	By:	/s/ Accel Europe L.P.
	Name:	Accel Europe L.P.
	Title:	Attorney in Fact

Address:	428 University Ave. Palo Alto, CA 94301-1812

ACCEL EUROPE INVESTORS 2003, L.P.

By:	Accel Europe Investors 2003 L.P.
its General Partner
By:	Accel Europe Associates L.L.C.
its General Partner

	By:	/s/ Accel Europe Investors 2003, LP
	Name:	Accel Europe Investors 2003, L.P.
	Title:	Attorney in Fact

Address:	428 University Ave. Palo Alto, CA 94301-1812

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS: JAMES R. ADOX

/s/ James R. Adox

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

ARCH VENTURE FUND III, L.P.

ARCH Venture Partners, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

ARCH Venture Partners IV, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV A, L.P.

ARCH Venture Partners IV, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

ARCH Venture Partners IV, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

ARCH Venture Partners IV, LLC, Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

STUART BARNES

/s/ Stuart Barnes

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

TIMOTHY RUSSELL DAVISON

/s/ Timothy Russell Davison

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

STEVEN DESBRUSLAIS

/s/ Steven Desbruslais

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

JOHN ELLISON

/s/ John Ellison

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

PATRICK ENNIS

/s/ Patrick Ennis

Address:	3150 139th Avenue SE
Building 4
Bellevue, WA 98005

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

MICHAEL HAMILTON-SMITH

/s/ Michael Hamilton-Smith

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

HAYDEN HARRIS

/s/ Hayden Harris

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

HAYDEN H. HARRIS LIVING TRUST DTD. 3-6-98

/s/ Hayden Harris
Name:	Hayden Harris
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford H. Higgerson

Address:	361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

INDEPENDENT WEALTH MANAGEMENT CONSULTANTS LIMITED

By:	/s/ Timothy Russell Davison
Name:	Timothy Davison
Title:	Director

Address:	14 Exchange Street
Retford DN22 6BL

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

ANTHONY JEFFRIES

/s/ Anthony Jeffries

Address:	(same)

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

RUSSELL JOHNSON

/s/ Russell Johnson

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

JON BAYLESS, SEPARATE PROPERTY

/s/ Jon Bayless
Address:	13455 Noel Road, Suite 1670 Two Galleria Tower Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

LAGO VENTURES FUND ONE LIMITED

By:	/s/ Arvind Gulati
Name:	Arvind Gulati
Title:	Director Representative
Address:	c/o Cayside Trust Company Limited Lyford Cay House, 6th Floor Western Road P.O. Box N-7776 (Slot 193) Lyford Cay, New Providence The Bahamas

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

BEAU D. LASKEY

/s/ Beau Laskey
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:
MOHR SEED CAPITAL II LP

By:	/s/ Robert Mohr
Name:	Robert Mohr
Title:	Owner

Address:	14643 Dallas Parkway, Ste 1000
Dallas, TX 75254

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P. Its General Partner

	By:	/s/ Louis S. Citron
	Name:	Louis S. Citron
	Title:	Attorney-in-Fact
	Address:	2490 Sand Hill Road Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, L.P. Its General Partner

	By:	/s/ Louis S. Citron
	Name:	Louis S. Citron
	Title:	Attorney-in-Fact
	Address:	2490 Sand Hill Road Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

NEWBURY VENTURES III, LP *		NEWBURY VENTURES CAYMAN III, LP *

By:	/s/ Joseph Kell	By:	/s/ Joseph Kell

Name:	Joseph Kell	Name:	Joseph Kell

Title:	CFO	Title:	CFO

Address:	255 Shoreline Drive, # 520	Address:	Same
Redwood Shores, CA 94065

NEWBURY VENTURES III GMNH & CO, KG**		NEWBURY VENTURES EXECUTIVES III, LP *

By:	/s/ Joseph Kell	By:	/s/ Joseph Kell

Name:	Joseph Kell	Name:	Joseph Kell

Title:	CFO	Title:	CFO

Address:	Same	Address:	Same

*	By:	Newbury Venture Partners III, LLC
	Its:	General Partner

**	By:	Newbury Venture Partners III, LLC
	Its:	Managing Limited Partner

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

NORTHGATE PARTNERS LLC, a Delaware Multiple Series LLC

By:	/s/ Mark Harris
Name:	Mark Harris
Title:	Managing Member

Address:	649 San Ramon Valley Blvd
Danville, CA 94526

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:
THE RAHN GROUP

By:	/s/ The Rahn Group
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

RELL FAMILY PARTNERS, LTD., a Colorado Limited Partnership

By:	/s/ Richard N. Frasch, MGP
Name:	Richard N. Frasch
Title:	Managing General Partner

Address:	3212 Baker Str.
San Francisco, CA 94123

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

RHO MANAGEMENT TRUST I		RHO VENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	RHO CAPITAL PARTNERS INC.	By:	RHO CAPITAL PARTNERS VERWALTONGS GMBH

By:	/s/ Jeffrey Martin	By:	/s/ Jeffrey Martin

Name:	Jeffrey Martin	Name:	Jeffrey Martin

Title:	Attorney-in-fact	Title:	Attorney-in-fact

Address*		Address*

RHO VENTURES IV (QP) L.P.		RHO VENTURES IV L.P.

By:	RHO MANAGEMENT VENTURES, IV, LLC	By:	RHO MANAGEMENT VENTURES IV, L.L.C.

By:	/s/ Jeffrey Martin	By:	/s/ Jeffrey Martin

Name:	Jeffrey Martin	Name:	Jeffrey Martin

Title:	Attorney-in-fact	Title:	Attorney-in-fact

Address*		*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

DAVE SEGRE

/s/ David J. Segre
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

SEVIN ROSEN FUND VII, L.P.

SRB ASSOCIATES VII L.P. Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
Address:	c/o Sevin Rosen Funds 13455 Noel Road, Suite 1670 Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By:	SRB ASSOCIATES VII L.P. Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
Address:	c/o Sevin Rosen Funds 13455 Noel Road, Suite 1670 Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President
Address:	c/o Sevin Rosen Funds 13455 Noel Road, Suite 1670 Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)
By:	SVM Star Ventures Managementgesellschaft mbH Nr. 3
Title:	Managing Partner

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Managing Director

SVM Star Ventures Managementgesellschaft mbH Nr. 3 and Co. Beteiligungs KG Nr. 3
By:	SVM Star Ventures Managementgesellschaft mbH Nr. 3
Title:	Managing Partner

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Managing Director

SVM Star Ventures Managementgesellschaft mbH Nr. 3

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Managing Director

SVE Star Ventures Enterprises GmbH & Co. No. IX KG
By:	SVM Star Ventures Managementgesellschaft mbH Nr. 3
Title:	Managing Partner

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Managing Director

Star Management of Investments No. II (2000) L.P.
By:	SVM STAR Venture Capital Management Ltd.
Title:	Managing Partner

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Director

{Signature Page Xtera Communications, Inc., Amendment No. 5 to Second Amended and Restated Investors Rights Agreement}

September 23, 2011

INVESTORS:

JOHN TEEGEN

/s/ John Teegen
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

THOMAS A. KELLEY & ASSOCIATES PROFIT SHARING PLAN

By:	/s/ Tom A. Kelley
Name:	Tom A. Kelley
Title:	Trustee of Plan

Address:	5 Franciscan Ridge
Portola Valley, California 94028-8043

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST DTD. 7-31-98

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST DTD. 11-14-05

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

TIMOTHY RUSSELL DAVISON AS TRUSTEE UNDER A DECLARATION OF TRUST DATED 30 APRIL 2010

By:	/s/ Timothy Davison
Name:	Timothy Davison
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

ARTHUR TRUEGER

/s/ Arthur Trueger
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

UNIVERSITY OF ILLINOIS FOUNDATION

By:	/s/ Laura A. Vossman
Name:	Laura A. Vossman
Title:	Assistant Treasurer

Address:	1305 W. Green St.
Urbana, IL 61801

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV, LP		VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.	By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.

By:	/s/ Alan E. Salzman	By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman	Name:	Alan E. Salzman

Title:	Managing Member	Title:	Managing Member

*Address		*Address

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP

By:	VANTAGEPOINT VENTURE	*Address:	VantagePoint Capital Partners
	ASSOCIATES IV, L.L.C.		1001 Bayhill Drive Suite 300
San Bruno CA 94066

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman

Title:	Managing Member

*Address

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

STEPHEN WEBB

/s/ S.M. Webb
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	Managing Director, Investments
Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

SCOTT WHITE

/s/ Scott White
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

DAVID WINTERBURN

/s/ David Winterburn
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

WS INVESTMENT 99B

By:	/s/ WS Investment 99B
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SCHEDULE A

CONSENTING INVESTORS

Accel Europe Investors 2003, L.P.

Accel Europe L.P.

Adox, James R.

ARCH Entrepreneurs Fund, L.P.

ARCH Venture Fund III, L.P.

ARCH Venture Fund IV A, L.P.

ARCH Venture Fund IV, L.P.

ARCH Venture Fund VI, L.P.

Barnes, Stuart

Jon W. Bayless, Separate Property

Trueger, Arthur

Davison, Timothy Russell

Desbruslais, Steven

Ellison, John

Ennis, Patrick J.

Hamilton-Smith, Michael

Harris, Hayden

Hayden H. Harris Living Trust

Higgerson, Clifford H.

Independent Wealth Management Consultants Limited

Jeffries, Anthony

Johnson, Russell

Lago Ventures Fund One Limited

Laskey, Beau Daniel

Mohr Seed Capital II, L.P.

New Enterprise Associates 10, L.P.

New Enterprise Associates 9, L.P.

Newbury Ventures Cayman III, LP

Newbury Ventures Executives III, LP

Newbury Ventures III GmbH & Co. KG

Newbury Ventures III, LP

Northgate Partners LLC, a Delaware Multiple Series LLC

Rahn Group

Rell Family Partners Limited

Rho Management Trust I

Rho Ventures IV (QP), L.P.

Rho Ventures IV GmbH & Co. Beteiligungs KG

Rho Ventures IV, L.P.

Segre, Dave

Sevin Rosen Bayless Management Company

Sevin Rosen Fund VII, L.P.

Sevin Rosen VII Affiliates Fund L.P.

Star Growth Enterprise, a German Civil Law Partnership

Star Management Of Investments No. 2 (2000) L.P.

SVE Star Ventures Enterprises GmbH & Co. No. IX KG

SVM Star Ventures Managementgesellschaft MbH Nr. 3

SVM Star Ventures Managementgesellschaft MbH Nr. 3 & Co. Beteiligungs KG Nr. 3

Teegen, John

Thomas A. Kelley & Associates Profit Sharing Plan

Thomas S. Porter Restated Trust dated 11-14-05

Thomas S. Porter Restated Trust dated 7-31-98

Timothy Russell Davison as Trustee under a Declaration of Trust dated 30 April 2010

University Of Illinois Foundation

VantagePoint Venture Partners IV (Q), LP

VantagePoint Venture Partners IV Principals Fund, LP

VantagePoint Venture Partners IV, LP

Webb, Stephen

Wellcome Trust Limited, as Trustee of the Wellcome Trust

White, Scott

Winterburn, David

WS Investment 99B

2

SCHEDULE B

NEW INVESTORS

None.

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 6 TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of August 25, 2015 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-3 Convertible Preferred Stock, par value $0.001 per share (“Series A-3 Preferred Stock”), certain of the holders of the Company’s Series B-3 Convertible Preferred Stock, par value $0.001 per share (“Series B-3 Preferred Stock”), certain of the holders of the Company’s Series C-3 Convertible Preferred Stock, par value $0.001 per share (“Series C-3 Preferred Stock”) and certain of the holders of the Company’s Series D-3 Convertible Preferred Stock, par value $0.001 per share (“Series D-3 Preferred Stock”), and each of the persons set forth on Schedule B attached to this Amendment (each a “New Investor,” and collectively, the “New Investors”). Capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Stockholder Agreement (as defined below).

RECITALS

WHEREAS, the Company, certain of the holders of the Common Stock, Series A-3 Preferred Stock, Series B-3 Preferred Stock, Series C-3 Preferred Stock and Series D-3 Preferred Stock previously entered into the Second Amended and Restated Investor Rights Agreement, dated August 1, 2007, as amended (the “Investor Rights Agreement”);

WHEREAS, Section 6.8 of the Investor Rights Agreement provides that it may only be amended with the written consent of the party against whom enforcement of such amendment is sought; provided that the consent of the holders of more than 50% of the Registrable Securities (as defined in the Investor Rights Agreement) is sufficient to bind the holders of Series A-3 Preferred Stock, Series B-3 Preferred Stock, Series C-3 Preferred Stock and Series D-3 Preferred Stock (which majority must include the holders of a majority of the shares of the Series D-3 Preferred Stock);

WHEREAS, pursuant to the terms of that certain Series E-3 Preferred Stock Purchase Agreement, by and among the Company and the Investors purchasing shares of the Company’s Series E-3 Preferred Stock, par value $0.001 per share (the “Series E-3 Preferred Stock”) dated on or about the date hereof (the “Purchase Agreement”), certain existing parties to the Investor Rights Agreement and the New Investors shall receive shares of Series E-3 Preferred Stock;

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the Series E-3 Preferred Stock to the New Investors, each New Investor must execute this Amendment and become a party to the Investor Rights Agreement; and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Investor Rights Agreement, desire to amend the Investor Rights Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Investor Rights Agreement and to be bound by each and every term thereof. Each of the New Investors listed on

Schedule A attached hereto is hereby added to Exhibit A to the Investor Rights Agreement as a Series E-3 Investor, and each New Investor shall be deemed an Investor (as such term is defined the Investor Rights Agreement) for all purposes contained in the Investor Rights Agreement. Each holder of Series E-3 Preferred Stock that is already party to the Investor Rights Agreement shall also be added to Exhibit A to the Investor Rights Agreement as a Series E-3 Investor.

2. Amended Provisions. The Investor Rights Agreement is hereby amended such that:

Section 3.1(e) Registrable Securities is hereby replaced in its entirety with the following:

“(e) Registrable Securities. The term “Registrable Securities” means: (i) all shares of Common Stock held by any Investor, (ii) all shares of Common Stock issued or issuable pursuant to the conversion of the Series A-3 Preferred Stock, Series B-3 Preferred Stock, Series C-3 Preferred Stock, Series D-3 Preferred Stock or Series E-3 Preferred Stock (collectively, the “Preferred Stock”), (iii) all shares of Common Stock issued or issuable pursuant to the exercise of warrants to purchase Common Stock held by any Investor, (iv) solely for purposes of Section 3.3 hereof, shares of Common Stock held by or issuable upon the exercise of warrants or conversion of Preferred Stock held by certain financial and educational institutions, and (v) any shares of Common Stock or other securities of the Company issued in connection with any stock split, stock dividend, recapitalization or similar event relating to any of the foregoing; excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Section 3 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act.”

The reference to “Series D-3” in Clause (i) of Section 4.2(a) New Securities is hereby replaced with the term “Series E-3.”

The references to “at least a majority of the Series D-3 Preferred Stock” in Clause (vi) of Section 4.2(a) New Securities and in Section 6.8 Amendments and Waivers are hereby replaced with the phrase “at least a majority of each of the Series D-3 Preferred Stock and Series E-3 Preferred Stock.”

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

5. Entire Agreement. The Investor Rights Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Remainder of Page Intentionally Left Blank]

123

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

INVESTORS:

WELLCOME TRUST INVESTMENTS 2 UNLIMITED

By:	/s/ Nick Moakes

Name:	Nick Moakes

Title:	Director

2

INVESTORS:

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, Limited Partnership
Its General Partner

By:	/s/ NEA Partners 9, Limited Partnership

Name:

Title:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, Limited Partnership
Its General Partner

By:	/s/ NEA Partners 10, Limited Partnership

Name:

Title:

3

INVESTORS:

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

ARCH VENTURE FUND IVA, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Name:	Clinton W. Bybee
Title:	Managing Director

4

INVESTORS:

/s/ Clifford H. Higgerson
Clifford H. Higgerson

5

INVESTORS:

/s/ Jon Bayless
Jon Bayless

6

INVESTORS:

Sevin Rosen Fund VII L.P.

By:	SRB Associates VII L.P.
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Sevin Rosen Fund VII Affiliates Fund L.P.

By:	SRB Associates VII L.P.
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Sevin Rosen Bayless Management Company

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President

7

INVESTORS:

Saints Capital Hanover, L.P.

By:	Saints Capital VI, LLC
Its General Partner

By:	/s/ David Quinlivan
Name:	David Quinlivan
Title:	Managing Member

8

INVESTORS:

/s/ Jon W. Bayless
Jon W. Bayless, Separate Property

9

INVESTORS:

/s/ Jon Hopper
Jon Hopper

10

INVESTORS:

Estate of Donald W. Brooks

By:	/s/ Jon Hopper
Name:	Jon Hopper
Title:	Executor

11

SCHEDULE A

NEW INVESTORS

Catherine Mary Barnes

Pharus Select Venture Growth, LLC

Samih Kawar

The Kramlich Living Trust U/A/D 6/1/94, C. Richard Kramlich, Trustee

12